CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [**], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Exhibit 10.2 May 11, 2026 Arvinas, Inc. 5 Science Park 395 Winchester Ave. New Haven, CT 06511 Re: Negotiation of the Vepdegestrant Out-License This letter agreement (this “Letter Agreement”) relates to and supplements that certain Collaboration Agreement among Arvinas, Inc., Arvinas Operations, Inc., Arvinas Estrogen Receptor, Inc. (together with Arvinas, Inc. and Arvinas Operations, Inc., “Arvinas”), and Pfizer Inc. (“Pfizer”), dated July 21, 2021 (as amended from time to time, the “Collaboration Agreement”). Capitalized terms used but not defined in this Letter Agreement will have the meanings assigned to such terms in the Collaboration Agreement. Arvinas and Pfizer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Arvinas and Pfizer are exploring advancing the Collaboration by engaging a Third Party to Commercialize Vepdegestrant in the Territory (such engagement, the “Vepdegestrant Out-License,” and such Third Party, the “Vepdegestrant Partner”). BofA Securities, Inc. has been engaged to provide advisory services with respect to the Vepdegestrant Out-License. The Parties acknowledge that the Parties may engage in negotiations with multiple Third Parties with respect to the Vepdegestrant Out-License (each Third Party, a “Potential Vepdegestrant Partner”). Arvinas acknowledges that Pfizer has performed Co-Administration Studies for Vepdegestrant with Other Products Controlled by Pfizer or one or more Third Parties and the Vepdegestrant Partner will not receive any rights in any Other Products. Notwithstanding anything to the contrary set forth in the Collaboration Agreement, if the Parties enter into the Vepdegestrant Out-License, (a) any amounts received from the Vepdegestrant Partner in consideration for [**] pursuant to the Vepdegestrant Out-License shall be shared [**] between the Parties, and the Parties shall also share [**] any liabilities arising out of or related to [**]; and (b) [**] will retain all amounts received from the Vepdegestrant Partner in consideration for [**] and will be [**] responsible for all liabilities arising out of or related to such [**], to the extent that any such loss solely arises from [**]. For the purposes of this Letter Agreement, the amounts described in clauses (a) and (b) shall collectively constitute “[**],” including amounts received under the [**] that may be entered into pursuant to the Vepdegestrant Out-License. As used in this Letter Agreement, “Transaction Expenses” means all out-of-pocket fees and expenses payable to (i) BofA Securities, Inc. and (ii) [**], in each case, incurred by or on behalf of a Party in connection with or related to the authorization, preparation, negotiation (including [**]), or execution of the Vepdegestrant Out-License or any ancillary document related thereto; provided that, with respect to external legal expenses, “Transaction Expenses” shall [**]. Any amounts received from the Vepdegestrant Partner under the Vepdegestrant Out-License other than [**] (such amounts received, “[**]”) shall be allocated as follows: (aa) to the extent any amounts are paid by the Vepdegestrant Partner in respect of Licensee [**] pursuant to Section [**] of the Vepdegestrant

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [**], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Out-License, such amounts shall be paid to [**]; provided that, [**], [**] of such amounts shall be deemed to have been received by [**], and [**] shall automatically and without further action credit to [**] an amount [**] of such amounts [**], which amounts shall be applied as [**] by [**] to [**] under the Collaboration Agreement or this Letter Agreement; (bb) any amounts received from the Licensee pursuant to Section [**] of the Vepdegestrant Out-License in respect of [**] shall be retained [**] by [**] and shall [**] for purposes of this Letter Agreement; (cc) the remaining [**] (after giving effect to clauses (aa) and (bb)) shall be reduced by all Transaction Expenses; and (dd) the resulting amount shall be shared [**] between [**] and [**]. For the avoidance of doubt, [**]. For the avoidance of doubt, [**]. If the Parties do not enter into the Vepdegestrant Out-License or if the Vepdegestrant Out-License otherwise does not become effective, then (xx) the fees and expenses payable to BofA Securities, Inc. will be shared [**] between [**], and (yy) each Party will be responsible for the Transaction Expenses incurred by each such Party in connection with negotiating the potential Vepdegestrant Out-License with the Potential Vepdegestrant Partners. Pfizer acknowledges and agrees that Pfizer will pay Development Milestone Payment #1 upon achievement of Development Milestone Event #1 in accordance with Section 8.3 of the Collaboration Agreement. Notwithstanding anything to the contrary set forth in Article 8 of the Collaboration Agreement, from and after the execution of the Vepdegestrant Out-License, until the termination of the Vepdegestrant Out-License, except for Development Milestone Payment #1, Pfizer will not be obligated to make any other payments to Arvinas with respect to Vepdegestrant pursuant to the terms of Section 8.3 and Section 8.4 of the Collaboration Agreement, including other Development Milestone Payments, and sales of Vepdegestrant by or on behalf of the Vepdegestrant Partner will not be Net Sales and will (1) be excluded from Net Profits or Losses and (2) not be aggregated for the purpose of determining whether a Sales Milestone Event has been achieved. The Parties agree that all Out-of-Pocket Costs incurred by either Party in the performance of ongoing Development activities pursuant to the Vepdegestrant Out-License will be [**] and [**] by the Parties. After the Parties complete all ongoing Development activities for Vepdegestrant in accordance with the Vepdegestrant Out-License, the Committees will no longer have any oversight or decision-making authority with respect to Vepdegestrant under Article 2 of the Collaboration Agreement. In addition, notwithstanding anything to the contrary set forth in the last sentence of Section 7.3(c) of the Collaboration Agreement, all [**] incurred by either Party in [**] pursuant to the Vepdegestrant Out-License will be allocated [**]% to Arvinas and [**]% to Pfizer. Arvinas, on behalf of itself and its Affiliates, hereby assigns to Pfizer Arvinas’ entire rights, title, and interests in and to the [**] (as such term is defined in that certain [**]) that Cover Vepdegestrant and [**], including [**]. Pfizer, on behalf of itself and its Affiliates, hereby assigns to Arvinas Pfizer’s entire rights, title, and interests in and to the [**] and [**] that, in either case, do not Cover any [**], including [**]. At the reasonable written request of a Party, the other Party will take such further actions necessary to effect such assignment. Notwithstanding any provision to the contrary set forth in the Vepdegestrant Out-License, neither Party will exercise any right to terminate the Vepdegestrant Out-License without the other Party’s written consent; provided, however, that a Party may exercise any right to terminate the Vepdegestrant Out-License without the other Party’s written consent on or after the date of filing or institution of bankruptcy, reorganization, liquidation, or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors, in each case, of such other Party. If a Party determines that the Parties have the right to terminate the Vepdegestrant Out-License pursuant to the terms of the Vepdegestrant Out- License, then such Party will notify the other Party in writing and the JDC will discuss whether to terminate the Vepdegestrant Out-License.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [**], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Each Party hereby waives the other Party’s Exclusivity Obligation under Section 7.6 of the Collaboration Agreement with respect to negotiating the potential Vepdegestrant Out-License. Upon entry into the Vepdegestrant Out-License, the Parties acknowledge and agree that: (a) each Party’s Exclusivity Obligation under Section 7.6 of the Collaboration Agreement will terminate, and (b) until the termination of the Vepdegestrant Out-License, neither Party will be responsible for performing its obligations under Articles 3 through 6 or Sections 10.3 or 10.4 of the Collaboration Agreement with respect to Vepdegestrant (including, for clarity, the obligation set forth in Section 10.3(h) of the Collaboration Agreement regarding submission of annual ABAC Compliance Certification) other than the completion of the Ongoing Development Activities pursuant to the Vepdegestrant Out-License. Upon the date hereof, the JSC shall be disbanded and the Joint Development Committee (the “JDC”) shall continue and serve as the primary governance body under the Collaboration Agreement to monitor and provide strategic oversight of the ongoing development plan. The JDC shall serve as the forum for the Parties to discuss matters arising under the Vepdegestrant Out-License and make any decisions to be made by the Licensors (as such term is defined in the Vepdegestrant Out-License) thereunder. To the extent such decision-making responsibilities are not set forth as responsibilities of the JDC in Section 2.3(b) of the Collaboration Agreement, the Parties hereby agree that such decision-making responsibilities are intended to further the purposes of the Collaboration Agreement and are deemed to fall within the scope of the JDC’s authority. Beginning on the date hereof, except for the IPOC, all other Committees established or contemplated under Article 2 of the Collaboration Agreement (including the JCC, JMAC, JMC, JFC, Compliance Committee, Joint Review Committee, and any subcommittees thereof) are hereby disbanded to the extent established. The IPOC shall continue in existence and shall retain its responsibilities with respect to intellectual property matters as set forth in Section 2.8 of the Collaboration Agreement; provided that the IPOC shall report to the JDC, and any disputes within the IPOC’s responsibilities shall be resolved in accordance with Section 2.10 of the Collaboration Agreement. This Letter Agreement constitutes a mutual written agreement of the Parties for purposes of Section 2.2(g) of the Collaboration Agreement. Beginning on the date hereof, the JDC shall meet at least [**] per Calendar Year during the Term, unless the Parties mutually agree in writing to a different frequency. The JDC will make decisions in accordance with the decision-making procedures set forth in Section 2.2(e) of the Collaboration Agreement, which shall apply mutatis mutandis to the JDC as if references therein to the JSC were references to the JDC and, if the JDC is unable to reach consensus on any decision to be made by the Licensors (as such term is defined in the Vepdegestrant Out-License) under the Vepdegestrant Out-License, then such dispute will be resolved in accordance with Section 2.10 of the Collaboration Agreement. For the avoidance of doubt, the JDC shall assume all responsibilities previously assigned to the JSC under Section 2.2 of the Collaboration Agreement, including those responsibilities set forth in Section 2.2(c) of the Collaboration Agreement and all matters subject to the JDC’s jurisdiction prior to the effective date of the Vepdegestrant Out-License. In furtherance of the foregoing, Article 2 of the Collaboration Agreement is hereby amended as follows: (a) Section 2.3 through Section 2.9 are hereby amended and restated in their entirety as follows: The JDC shall be the primary Committee under the Collaboration Agreement. All references in the Collaboration Agreement to the “JSC” or any other Committee shall be deemed to refer to the JDC to the extent within the scope of the JDC’s authority as set forth herein, except to the extent such reference relates to the IPOC or any matter expressly assigned to the IPOC. For the avoidance of doubt, the Joint Development Plan, Joint Commercialization Plan, Joint Medical Affairs Plan, Joint Manufacturing Plan, Supply Plan, and any other joint plans contemplated by Article 2 of the Collaboration Agreement are hereby terminated and shall be of no further force or effect.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [**], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. (b) Section 2.2(c) of the Collaboration Agreement is hereby amended and restated in its entirety as follows: In addition to its overall responsibility for monitoring and providing strategic oversight of the ongoing development plan, the JDC shall in particular: (i) oversee the Collaboration, including the Development of Licensed Compound and Licensed Products in the Territory and any other ongoing activities under this Agreement; (ii) facilitate the flow of information between the Parties with respect to the Development of Licensed Compound and Licensed Products; (iii) oversee any other Committee and provide guidance thereto; (iv) discuss, review and approve the Development activities pursuant to the Vepdegestrant Out-License and associated budget; (v) attempt to resolve issues presented to it by, and disputes within any other Committee; (vi) in accordance with Section 2.2(f) establish such additional Committees as it deems necessary to achieve the objectives and intent of this Agreement; (vii) discuss and prepare the Joint Development Plan (including the Joint Development Budget), and all annual and written amendments to the Joint Development Plan (including Joint Development Budget); (viii) oversee the conduct of the Development activities pursuant to the Vepdegestrant Out-License; (ix) decide when to Initiate or whether or when to discontinue any Clinical Trial and any Nonclinical Study under the Development activities pursuant to the Vepdegestrant Out-License, and Initiate or discontinue any Clinical Trial and any Nonclinical Study; provided, that nothing is intended to limit a Party’s ability to comply with Applicable Law or manage subject safety; (x) allocate budgeted resources and determine priorities for Development activities pursuant to the Vepdegestrant Out-License and oversee the conduct of Development activities pursuant to the Vepdegestrant Out-License; (xi) review and approve terms (other than those set forth in Section 3.10) between a Party and a Third Party subcontractor with respect to any Development work to be conducted by such subcontractor; (xii) establishing procedures, formats and timelines consistent with this Agreement for reporting financial data and assist in resolving differences that relate to the financial terms of this Agreement; provided, that no Party shall be required to make any material changes to its internal accounting and reporting systems and standards; (xiii) on a [**] basis, reviewing the costs and expenses to be included in the Joint Development Costs calculation in accordance with the terms of this Agreement; (xiv) reviewing calculations of the amount of any payments to be made by the Parties (or their Affiliates) hereunder, reviewing the reconciliation of payments and discussing methods of cost sharing and determination and distribution of the Net Profits or Losses to a Party or its Affiliates consistent with this Agreement; (xv) coordinating audits of data where appropriate and required or allowed by this Agreement; (xvi) establishing the inter-party procedures, contracts (if necessary), and financial structure necessary to affect that economic result contemplated by this Agreement and monitoring and maintaining such structure; and (xvii) perform such other functions as appropriate, and direct each other Committee to perform such other functions as appropriate, to further the purposes of this Agreement, in each case as agreed in writing by the Parties. Notwithstanding anything to the contrary in Section 9.3 of the Collaboration Agreement, as between the Parties, [**]will be [**] responsible for the prosecution, maintenance and defense of the Licensed Patents (as defined in the Vepdegestrant Out-License) owned or Controlled by [**] in accordance with the terms of the Vepdegestrant Out-License. The Parties agree that, as between the Parties, the enforcement of any patents subject to the Vepdegestrant Out-License shall be governed by the terms of the Vepdegestrant Out-License in lieu of the Collaboration Agreement, except that, [**], [**]% of all recoveries with respect to such Product Infringement will be retained by the enforcing Party and [**]% of all recoveries with respect to such Product Infringement will be retained by the non-enforcing Party. Arvinas shall [**]. Pfizer shall [**]. Except as set forth in the preceding two sentences, and notwithstanding anything to the contrary in the Collaboration Agreement, neither Party shall be liable to the other Party for the acts or omissions of the Vepdegestrant Partner nor indemnify the other Party for any

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [**], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. Third Party Claims relating to the Vepdegestrant Out-License, and each may seek recourse against the Vepdegestrant Partner directly, subject to the terms of this Letter Agreement and the Vepdegestrant Out- License. Except as specifically modified and amended in this Letter Agreement, all other terms and conditions of the Collaboration Agreement remain unchanged and in effect. The Parties acknowledge that the Parties may negotiate terms for the Vepdegestrant Out-License that conflict with, or be inconsistent with, other terms of the Collaboration Agreement, and the Parties agree that, to the extent there is any conflict or inconsistency between the terms of the Vepdegestrant Out-License and the Collaboration Agreement, (a) the terms of the Vepdegestrant Out-License shall control, and (b) each Party waives any claim under the Collaboration Agreement with respect to such conflict or inconsistency solely to the extent to give effect to the Vepdegestrant Out-License; provided, however, that (i) Section 2.8 (Retained Rights) of the Vepdegestrant Out-License shall not modify or override the rights and obligations of the Parties as between Pfizer and Arvinas under the Collaboration Agreement, and (ii) nothing in the foregoing shall modify or affect the economic arrangements as between the Parties set forth in this Letter Agreement. The terms, conditions, and contents of this Letter Agreement shall be deemed and shall be the Confidential Information (as such term is defined in the Collaboration Agreement) of each of the Parties, with each Party deemed a Receiving Party with respect thereto, and the terms of confidentiality, non- disclosure, and non-use of the Collaboration Agreement will apply to the terms, conditions, and contents of this Letter Agreement, mutatis mutandis. Article 14 (Dispute Resolution) and Sections 8.9 (Taxes), 15.3 (Notices), and 15.7 (Further Actions) through 15.13 (Counterparts) of the Collaboration Agreement are hereby incorporated by reference. Neither Party may assign or transfer this Letter Agreement or any rights or obligations hereunder without the prior written consent of the other Party, provided that each Party shall assign this Letter Agreement to any assignee of the Collaboration Agreement as permitted under Section 15.5 (Assignment) of the Collaboration Agreement. Any attempted assignment or transfer in contravention of this paragraph shall be null and void. [Signatures Follow]

[Signature Page to Letter Agreement] Regards, Pfizer Inc. By: /s/ Jeffrey Legos_____________________ Name: Jeffrey Legos Title: Chief Oncology Officer

[Signature Page to Letter Agreement] Acknowledged and agreed: Arvinas, Inc. By: /s/ Jared Freedberg Name: Jared Freedberg Title: General Counsel and Corporate Secretary Arvinas Operations, Inc. By: /s/ Jared Freedberg Name: Jared Freedberg Title: Corporate Secretary Arvinas Estrogen Receptor, Inc. By: /s/ Jared Freedberg Name: Jared Freedberg Title: Corporate Secretary

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